                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                          Date of Report: June 21, 2000
                          ----------------------------

                        (Date of earliest event reported)

                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2000-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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          DELAWARE                       333-82763                          33-0479655
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer Identification No.)
  of Incorporation)
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                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                           ----------------------------

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013

ITEM 5. OTHER EVENTS

               On June 21, 2000, Nissan Auto Receivables Corporation ("NARC")

and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of June 21, 2000, pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On June 21, 2000, Nissan Auto Receivables 2000-B Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of April 20, 2000, as amended by the Amended and Restated Trust Agreement, dated as of June 21, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of June 21, 2000 (the "Sale and Servicing Agreement"), by and among the Trust, NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on June 21, 2000, the Trust caused the issuance, pursuant to an Indenture, dated as of June 21, 2000 (the "Indenture"), by and between the Trust, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). The Notes, with an aggregate principal balance of $880,750,000, were sold to J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated June 15, 2000 (the "Underwriting Agreement"), by and among NARC, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-82763).

               Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

               Attached as Exhibit 1.1 is the Underwriting Agreement.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.
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        Exhibit No.    Description
        -----------    -----------
        Exhibit 1.1    Underwriting Agreement, dated June 15, 2000, among NARC,
                       NMAC and J.P. Morgan Securities Inc., on behalf of
                       itself and as a representative of the several
                       Underwriters.
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

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     NISSAN AUTO RECEIVABLES CORPORATION


                                     By:  /s/ Benjamin V. Harwood
                                        -----------------------------
                                         Name:  Benjamin V. Harwood
                                         Title: Treasurer

Date:  June 21, 2000

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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
Exhibit No.       Description
-----------       -----------

Exhibit 1.1 Underwriting Agreement, dated June 15, 2000, among NARC, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.
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